                                                                    EXHIBIT 3.17

                                 STATE OF ALASKA
                       DEPARTMENT OF COMMERCE AND ECONOMIC
                                  DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT
                              BUSINESS CORPORATION

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Commerce and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                                   MACTEL INC.

and attaches hereto the original copy of the Articles of Amendment.

                                        IN TESTIMONY WHEREOF, I execute this
                                        certificate and affix the Great Seal of
                                        the State of Alaska on MAY 24, 1999.

                                        /s/ Deborah B. Sedwick
                                        Deborah B. Sedwick
                                        Commissioner of Commerce
                                        and Economic Development

                                                              Filed for Record
                                                              State of Alaska

                                                                MAY 24 1999

                                                            Dept. of Commerce &
                                                            Economic Development

                            ARTICLES OF AMENDMENT OF

                          ARTICLES OF INCORPORATION OF

                                   MACTEL, INC.

                  Pursuant to Section 10.06.502 et seq. of the Alaska Corporations Code, MACtel, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I.

                  The name of the corporation shall be MACtel, Inc.

                                   ARTICLE II.

                  Section 3, Article VIII of the Articles of Incorporation is deleted and the following provision is inserted in its place:

                           SECTION 3. This corporation my enter into contracts
                  and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise.

                                  ARTICLE III.

                  This amendment was approved by the Board of Directors on May 14,1999, and by the sole shareholder at a special meeting called for that purpose on May 14,1999.

                                   ARTICLE IV.

                  The number of shares outstanding and entitled to vote is 1,000.

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF MACTEL, INC.

                                   ARTICLE V.

                  The number of shares voting for the amendment was 1,000; no shares voted against the amendment.

                  IN WITNESS WHEREOF, the undersigned, have executed these Articles of Amendment this 20th day of May, 1999.

                                        MACTEL, INC.

                                        By: /s/ Michael E. Holmstrom
                                           -----------------------------
                                             MICHAEL E. HOLMSTROM
                                        Its: Senior Vice President

                                        By: /s/ Ruth C. Sandstrom
                                           -----------------------------
                                             RUTH C. SANDSTROM
                                        Its: Assistant Secretary

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF MACTEL, INC.

                                 STATE OF ALASKA
                      DEPARTMENT OF COMMUNITY AND ECONOMIC
                                  DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                     MERGER

                              BUSINESS CORPORATION

The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Merger, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Merger of

                          PRUDHOE COMMUNICATIONS, INC.
                                       AND
                             MACTEL FAIRBANKS, INC.

                                      INTO

                                  MACTEL INC.

and attaches hereto the original copy of the Articles of Merger.

                                        IN TESTIMONY WHEREOF, I execute this
                                        certificate and affix the Great Seal of
                                        the State of Alaska on JULY 29, 1999

                                        /s/ Deborah B. Sedwick
                                        Deborah B. Sedwick
                                        Commissioner of Community
                                        and Economic Development

                          AGREEMENT AND PLAN OF MERGER

         THIS MERGER AGREEMENT ("Agreement") is dated as of July 27, 1999 by and among MACtel Fairbanks, Inc., an Alaska corporation ("MFI"), Prudhoe Communications, Inc., an Alaska corporation ("PCI") and MACtel, Inc., an Alaska corporation ("MACtel") (the "Constituent Corporations").

         WHEREAS, MFI has issued and has outstanding shares of capital stock consisting of 1,000 shares of common stock, and MACtel owns all outstanding shares;

         WHEREAS, PCI has issued and has outstanding shares of capital stock consisting of 2,667 shares of common stock, and MACtel owns all outstanding shares;

         WHEREAS, MACtel has issued and has outstanding shares of capital stock consisting of 1,000 shares of common stock, and

         WHEREAS, the respective Boards of Directors of MFI, PCI and MACtel have authorized this Agreement;

         NOW THEREFORE, it is agreed that, in accordance with the applicable provisions of AS 10.06.530-582, and other applicable law, MFI and PCI shall be merged with and into MACtel; MACtel shall be the surviving corporation of such merger and the mode of carrying such merger into effect and the manner of converting the shares of the Constituent Corporations shall be as follows:

         1. EFFECTIVE DATE. At the Effective Date (as hereinafter defined), MFI and PCI shall

                                   Exhibit "A"

                       MACtel Plan of Merger (MFI and PCI)
be merged (the "Merger") with and into MACtel (the "Surviving Corporation"). Following the Merger, the separate existence of MFI and PCI shall cease. The Merger shall become effective on July 31, 1999.

         2. BOARD OF DIRECTORS. The Board of Directors and Officers of MFI and PCI at and as of the Effective Date shall be the Board of Directors and Officers of the Surviving Corporation.

         3. ARTICLES OF INCORPORATION. At and as of the Effective Date, the Articles of Incorporation of the Surviving Corporation shall be in effect, attached hereto as Exhibit A. The Bylaws of MACtel as in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation.

         4. EFFECTS OF MERGER. The Merger will have the effects set forth in AS
10.06.560 and this Agreement. The Officers of the Surviving Corporation may, in the name of MFI and PCI, execute and deliver all such deeds, assignments and other instruments and take or cause to be taken all such further or other action as they may deem necessary or desirable in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all of MFI and PCI property, rights, privileges, immunities, powers, purposes, and otherwise to carry out the purposes of this Agreement.

         5. CONVERSION OF SHARES. Each share of the common stock of MFI and PCI, which shall be issued and outstanding as of the Effective Date, shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

         6. TERMINATION AND ABANDONMENT. This Agreement may be terminated and the Merger may be abandoned at any time on or before the Effective Date by the mutual consent of

                                   Exhibit "A"

                       MACtel Plan of Merger (MFI and PCI)
the respective Board of Directors of MFI, PCI and MacTel.

         IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed as of the date first above written.

MACTEL, INC.                            MACTEL FAIRBANKS, INC.

By: /s/ F. Scott Davis                  By: /s/ F. Scott Davis
    --------------------------------        --------------------------------
F. Scott Davis                          F. Scott Davis
President & Chief Operating Officer     President & Chief Operation Officer

ATTEST:                                 ATTEST:

/s/ Donn T. Wonnell                     /s/ Donn T. Wonnell
------------------------------------    ------------------------------------
Donn T. Wonnell                         Donn T. Wonnell
Vice President & Secretary              Vice President & Secretary

PRUDHOE COMMUNICATIONS, INC.

By: /s/ F. Scott Davis
    --------------------------------
F. Scott Davis
President & Chief Operating Officer

ATTEST:

/s/ Donn T. Wonnell
------------------------------------
Donn T. Wonnell
Vice President & Secretary


                                   Exhibit "A"

                       MACtel Plan of Merger (MFI and PCI)

                               ARTICLES OF MERGER

                                       OF

             MACTEL FAIRBANKS, INC. AND PRUDHOE COMMUNICATIONS, INC.
                                      INTO

                                  MACTEL, INC.

         Pursuant to the provisions of AS 10.06.556, the undersigned corporation adopts the following Articles of Merger:

1. The plan of merger is as follows: Effective as of July 31, 1999 Mactel Fairbanks, Inc., an Alaska corporation ("MFI") and Prudhoe Communications, Inc., an Alaska corporation ("PCI") will merge into Mactel, Inc., an Alaska corporation ("MI").

2. MFI has issued and has outstanding shares of capital stock consisting of 1,000 shares of common stock, and MacTel owns all outstanding shares.

3. PCI has issued and has outstanding shares of capital stock consisting of 2,667 shares of common stock, and MI owns all outstanding shares.

4. MI mailed the Agreement and Plan of Merger among MFI, PCI, and MI, attached as Exhibit A to these Articles to the shareholders of MFI and PCI on 7/28/99.

Dated:

MACTEL, Inc.

By: /s/ F. Scott Davis
    ------------------------------------
F. Scott Davis
President & Chief Operating Officer

By: /s/ Donn T. Wonnell
    ------------------------------------
Donn T. Wonnell
Secretary

                                                            Filed for Record
                                                            State of Alaska

                                                              JUL 29 1999

                                                        Department of Community
                                                        And Economic Development

                                   MACTEL INC.

             ACTION BY UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                               IN LIEU OF MEETING

The undersigned, being all the members of the Board of Directors of MACtel Inc., an Alaskan Corporation (the "Corporation"), do hereby take the following actions by unanimous written consent, in lieu of a meeting of the Board, pursuant to AS
10.06.223 and 10.06.475.

RESOLVED that the Agreement and Plan of Merger among the Corporation, MACtel Fairbanks Inc., and Prudhoe Communications Inc., attached as Exhibit A, is approved.

RESOLVED that the Agreement and Plan of Merger between the Corporation and Pacific Telecomm Cellular of Alaska Inc., attached as Exhibit B, is approved.

RESOLVED that the Secretary of the Corporation is directed to file this consent with the minutes of proceedings of the Board of Directors.

Dated: July 28, 1999                    /s/ Charles E. Robinson
      --------------                    ----------------------------------------
                                        CHARLES E. ROBINSON

Dated: July 28, 1999                    /s/ F. Scott Davis
      --------------                    ----------------------------------------
                                        F. SCOTT DAVIS

Dated: July 28, 1999                    /s/ Wesley E. Carson
      --------------                    ----------------------------------------
                                        WESLEY E. CARSON

Dated: July 28, 1999                    /s/ Michael E. Holmstrom
      --------------                    ----------------------------------------
                                        MICHAEL E. HOLMSTROM

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE

                                       OF

                                     MERGER

                              BUSINESS CORPORATION

The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Merger, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Merger of

                    PACIFIC TELECOM CELLULAR OF ALASKA, INC.
                                      INTO

                                  MACTEL INC.

and attaches hereto the original copy of the Articles of Merger.

                                        IN TESTIMONY WHEREOF, I execute this
                                        certificate and affix the Great Seal of
                                        the State of Alaska on DECEMBER 28,
                                        1999.

                                        /s/ Deborah B. Sedwick
                                        Deborah B. Sedwick
                                        Commissioner of Community
                                        and Economic Development

                                                            Filed for Record
                                                            State of Alaska

                                                               JAN 04 2000

                                                        Department of Community
                                                        And Economic Development

                               ARTICLES OF MERGER
                                       OF
                    PACIFIC TELECOM CELLULAR OF ALASKA, INC.
                                      INTO
                                  MACTEL, INC.

         Pursuant to the provisions of AS 10.06.556, the undersigned corporation adopts the following Articles of Merger:

1. The plan of merger is as follows: Effective as of December 31, 1999 Pacific Telecom Cellular of Alaska, Inc., an Alaska corporation ("PTCI") will merge into Mactel, Inc., an Alaska corporation ("MacTel").

2. PTCI Has issued and has outstanding shares of capital stock consisting of 100 shares of common stock, and MacTel owns all outstanding shares.

3. MacTel mailed the Agreement and Plan of Merger between MacTel and PTCI, attached as Exhibit A to these Articles to the shareholder of PTCI on 12/28/99.

Dated:

MACTEL, Inc.

By: /s/ F. Scott Davis
    ---------------------------------
F. Scott Davis
President & Chief Operating Officer

By: /s/ Donn T. Wonnell
    ---------------------------------
Donn T. Wonnell
Secretary

                          AGREEMENT AND PLAN OF MERGER

         THIS MERGER AGREEMENT ("Agreement") is dated as of July 27, 1999 by and among Pacific Telecom Cellular of Alaska, Inc., an Alaska corporation ("PTCI") and MACtel, Inc., an Alaska corporation ("MACtel") (the "Constituent Corporations").

         WHEREAS, PTCI has issued and has outstanding shares of capital stock consisting of 100 shares of common stock, and MACtel owns all outstanding shares;

         WHEREAS, MACtel has issued and has outstanding shares of capital stock consisting of 1,000 shares of common stock, and

         WHEREAS, the respective Boards of Directors of PTCI and MACtel have authorized this Agreement;

         NOW THEREFORE, it is agreed that, in accordance with the applicable provisions of AS 10.06.530-582, and other applicable law, PTCI shall be merged with and into MACtel; MACtel shall be the surviving corporation of such merger and the mode of carrying such merger into effect and the manner of converting the shares of the Constituent Corporations shall be as follows:

         1. EFFECTIVE DATE. At the Effective Date (as hereinafter defined), PTCI shall be merged (the "Merger") with and into MACtel (the "Surviving Corporation"). Following the Merger, the separate existence of PTCI shall cease. The Merger shall become effective on December 31, 1999 pursuant to AS 10.06.560.

                                   Exhibit "B"
                                   Page 1 of 3
                          MACtel Plan of Merger (PTCI)

         2. BOARD OF DIRECTORS. The Board of Directors and Officers of PTCI at and as of the Effective Date shall be the Board of Directors and Officers of the Surviving Corporation.

         3. ARTICLES OF INCORPORATION. At and as of the Effective Date, the Articles of Incorporation of the Surviving Corporation shall be in effect, attached hereto as Exhibit A. The Bylaws of MACtel as in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation.

         4. EFFECTS OF MERGER. The Merger will have the effects set forth in AS 10.06.560 and this Agreement. The Officers of the Surviving Corporation may, in the name of PTCI, execute and deliver all such deeds, assignments and other instruments and take or cause to be taken all such further or other action as they may deem necessary or desirable in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all of PTCI property, rights, privileges, immunities, powers, purposes, and otherwise to carry out the purposes of this Agreement.

         5. CONVERSION OF SHARES. Each share of the common stock of PTCI, which shall be issued and outstanding as of the Effective Date, shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled.

         6. TERMINATION AND ABANDONMENT. This Agreement may be terminated and the Merger may be abandoned at any time on or before the Effective Date by the mutual consent of the respective Board of Directors of PTCI and MACtel.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                  Exhibit "B"
                                   Page 2 of 3
                          MACtel Plan of Merger (PTCI)

MACTEL, INC.

By: /s/ F. Scott Davis
    --------------------------------------
F. Scott Davis
President & Chief Operating Officer

ATTEST:

/s/ Donn T. Wonnell
------------------------------------------
Donn T. Wonnell
Vice President & Secretary

PACIFIC TELECOM CELLULAR OF ALASKA, INC.

By: /s/ F. Scott Davis
    ---------------------------------------
F. Scott Davis
President & Chief Operating Officer

ATTEST:

/s/ Donn T. Wonnell
------------------------------------------
Donn T. Wonnell
Vice President & Secretary

                                  Exhibit "B"
                                  Page 3 of 3
                          MACtel Plan of Merger(PTCI)

                                  MACTEL INC.

              ACTION BY UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                               IN LIEU OF MEETING

The undersigned, being all the members of the Board of Directors of MACtel Inc., an Alaskan Corporation (the "Corporation"), do hereby take the following actions by unanimous written consent, in lieu of a meeting of the Board, pursuant to AS
10.06.223 and 10.06.475.

RESOLVED that the Agreement and Plan of Merger among the Corporation, MACtel Fairbanks Inc., and Prudhoe Communications Inc., attached as Exhibit A, is approved.

RESOLVED that the Agreement and Plan of Merger between the Corporation and Pacific Telecomm Cellular of Alaska Inc., attached as Exhibit B, is approved.

RESOLVED that the Secretary of the Corporation is directed to file this consent with the minutes of proceedings of the Board of Directors.

Dated: July 28, 1999                            /s/ Charles E. Robinson
       -------------                            --------------------------------
                                                CHARLES E. ROBINSON

Dated: July 28, 1999                            /s/ F. Scott Davis
       -------------                            --------------------------------
                                                F. SCOTT DAVIS

Dated: July 28, 1999                            /s/ Wesley E. Carson
       -------------                            --------------------------------
                                                WESLEY E. CARSON

Dated: July 28, 1999                            /s/ Michael E. Holmstrom
       -------------                            --------------------------------
                                                MICHAEL E. HOLMSTROM

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT
                              BUSINESS CORPORATION

The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                                   MACTEL INC.

and attaches hereto the original copy of the Articles of Amendment changing the corporate name to

                               ACS WIRELESS, INC.

                           IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on JANUARY 28, 2000.

                           /s/ Deborah B. Sedwick
                           Deborah B. Sedwick
                           Commissioner of Community
                             and Economic Development

                                                              Filed for Record
                                                              State of Alaska

                                                                JAN 28 2000

                                                         Department of Community
                                                        And Economic Development

                             ARTICLES OF AMENDMENT
                                       OF
                                  MACTEL, INC.

                  Pursuant to AS 10.06.502, et seq., MACtel, Inc., hereby adopts the following Articles of Amendment to the Articles of Incorporation.

                                   ARTICLE 1.

                  The name of the Corporation is MACtel, Inc.

                                   ARTICLE 2.

                  The amendment adopted is to change the name of the Corporation to ACS Wireless, Inc.

                                   ARTICLE 3.

                  The Board of Directors of the Corporation approved the amendment on the 19th day of January, 2000. The sole shareholder of the Corporation approved the amendment on the 19th day of January, 2000.

                                   ARTICLE 4.

                  There are 1000 shares outstanding in the Corporation, and 1000 shares entitled to vote.

                                   ARTICLE 5.

                  There are 1000 outstanding shares in the Corporation. Alaska Communications Systems Holdings, Inc., owner of 1000 shares, voted for the amendment.

                      DATED this______day of January, 2000.

                                          MACtel, INC.

                                          By: /s/ F. Scott Davis
                                              --------------------
                                          Its: President

ARTICLES OF AMENDMENT  Page 1

                                          By: /s/ Donn T. Wonnell
                                              ----------------------------------
                                          Its: Secretary

STATE OF ALASKA                 )
                                ) ss.
THIRD JUDICIAL DISTRICT         )

                  We, F. Scott Davis and Donn T. Wonnell, say on oath or affirm that we are the President and Secretary, respectively, of MACtel, INC., and are authorized to act on behalf of said corporation. We have read the foregoing document and believe all statements made in the document are true.

                                          /s/ F. Scott Davis
                                          --------------------------------------
                                          F. Scott Davis

                                          /s/ Donn T. Wonnell
                                          --------------------------------------
                                          Donn T. Wonnell

                  SUBSCRIBED and SWORN TO before me by F. Scott Davis this 19th day of January, 2000.

   JULIE L. AUNE, NOTARY PUBLIC           /s/ Julie L. Aune
         STATE OF ALASKA                  --------------------------------------
MY COMMISSION EXPIRES: JAN. 31, 2001      Notary Public in and for Alaska
                                          My commission expires: 1/31/01
                                                                 -------

                  SUBSCRIBED and SWORN TO before me Donn T. Wonnell this 19th day of January, 2000.

                                          /s/ Tiffany L. Dunn
                                          --------------------------------------
                                          Notary Public in and for Alaska
                                          My commission expires: 11-3-02
                                                                 -------

                                                   ARTICLES OF AMENDMENT  Page 2